UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K/A
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2025
_________________________________________________________
Blue Owl Digital Infrastructure Trust
(Exact name of registrant as specified in its charter)
_________________________________________________________

Maryland	000-56758	33-5055663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 4, 2025, Blue Owl Digital Infrastructure Trust (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing the acquisition of a portfolio of 11 digital infrastructure real estate assets (the “Subject Assets”) on December 1, 2025. Terms used but not otherwise defined herein have the meanings set forth in the Initial Form 8-K.

This Current Report on Form 8-K/A is being filed by the Company solely to provide the required audited and unaudited statements of revenues and certain expenses under Rule 3-14 of Regulation S-X with respect to the acquisition of the Subject Assets. Additionally, this report presents the required pro forma financial information reflecting the impact of the acquisition of the Subject Assets on the Company.

The Company intends to make an election to be treated as a real estate investment trust for federal income tax purposes beginning with the taxable year ended December 31, 2025 and as such, the estimated taxable operating results are excluded from this report.

The Company’s results with respect to the Subject Assets may be materially different from those expressed in this report due to various factors, including but not limited to those discussed in the Company’s Registration Statement on Form 10 (File No. 000-56758), as amended, and under Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Real Estate Acquired

Blue Owl Digital Infrastructure Operating Partnership LP Data Centers

Independent Auditor’s Report
Combined Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2025 and the Year Ended December 31, 2024
Notes to Combined Statements of Revenues and Certain Operating Expenses

(b) Pro forma Financial Information

Blue Owl Digital Infrastructure Trust Unaudited Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2025
Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2025
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2024
Notes to Unaudited Pro Forma Combined Financial Information

Independent Auditors’ Report

To the Shareholders and Board of Trustees
Blue Owl Digital Infrastructure Trust:

Opinion
We have audited the accompanying combined statement of revenues and certain operating expenses of the properties known as Blue Owl Digital Infrastructure Operating Partnership LP Data Centers (as described in Note 1 and Note 2) (the Properties) for the year ended December 31, 2024, and the related notes (the financial statement).

In our opinion, the accompanying financial statement presents fairly, in all material respects, the combined revenues and certain operating expenses of the Properties described in Note 2 of the financial statement for the year ended December 31, 2024, in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statement section of our report. We are required to be independent of Blue Owl Digital Infrastructure Trust and the Properties and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Blue Owl Digital Infrastructure Trust) and is not intended to be a complete presentation of the Properties’ revenues and expenses. As a result, the financial statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free from material misstatement, whether due to fraud or error.

In preparing the financial statement, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties ability to continue as a going concern for one year after the date that the financial statement is available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statement

Our objectives are to obtain reasonable assurance about whether the financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statement.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statement.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ KPMG LLP

Chicago, Illinois
February 17, 2026

Blue Owl Digital Infrastructure Operating Partnership LP Data Centers
Combined Statements of Revenues and Certain Operating Expenses
Nine Months Ended September 30, 2025 (Unaudited) and the Year Ended December 31, 2024
(Dollars in thousands)

	Nine Months Ended September 30, 2025 (Unaudited)	Year Ended December 31, 2024
Revenues
Rental revenue	$245,434	$324,797
Total revenues	245,434	324,797

Expenses
Rental property operating	121,678	158,327
General and administrative	1,919	402
Total certain operating expenses	123,597	158,729
Revenues in excess of certain operating expenses	$121,837	$166,068

See the accompanying notes to the Combined Statement of Revenues and Certain Operating Expenses.

Blue Owl Digital Infrastructure Operating Partnership LP Data Centers
Notes to Combined Statements of Revenues and Certain Operating Expenses

1.Organization

Blue Owl Digital Infrastructure Trust (“we”, “us”, “our”, “ODIT”, and the “Company”) was formed on April 7, 2025 and is the sole general partner in Blue Owl Digital Infrastructure Operating Partnership LP (“ODIT OP” or “Operating Partnership”). The Company was organized to acquire, own, and operate a portfolio of digital infrastructure assets, including data centers, fiber, towers, and other technology- and connectivity-related real assets, with a primary focus on stabilized, development and value-add investments on a global-basis. On December 1, 2026, ODIT OP acquired all of the interests in STACK Infrastructure USA, LLC and its subsidiaries (collectively “STACK Infra USA”), and 394 Pacific DC Portland Domestic REIT, LLC (together with STACK Infra USA, collectively referred to as the “Blue Owl Digital Infrastructure Operating Partnership LP Data Centers” or “ODIT OP Data Centers”). As consideration for the ODIT OP Data Centers, ODIT OP paid $1,524 million in net proceeds, financed through a combination of equity and cash on hand.

The ODIT OP Data Centers consist of total rentable capacity of approximately 167,555 kilowatts (unaudited) across 11 multi-tenant and single-tenant data center properties, and were previously owned by Blue Owl Digital Infrastructure Fund I LP, Blue Owl Digital Infrastructure Fund I-A LP, and Blue Owl Digital Infrastructure Fund I-B LP.

2.     Basis of Presentation

The accompanying statements of revenues and certain operating expenses of the ODIT OP Data Centers for the nine months ended September 30, 2025 (unaudited) and the year ended December 31, 2024 (the “Statements”) have been prepared for the purpose of complying with Rule 3‑14 of Regulation S‑X of the Securities and Exchange Commission (“SEC”). Accordingly, it is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the ODIT OP Data Centers, have been excluded. Expenses excluded consist of mortgage interest and depreciation and amortization. The Company is not aware of any other material factors relating to the ODIT OP Data Centers that would cause this financial information to not be indicative of future operating results.

3.     Summary of Significant Accounting Policies

Revenue Recognition

The Company has elected the non-separation practical expedient for lessors and presents both tenant reimbursements and base rent as a single rental revenue line item under ASC 842, Leases. Rental revenue consists of fixed contractual base rent arising from leases, all of which are classified as operating leases. Revenues under operating leases that are deemed probable of collection are recognized as revenue on a straight-line basis over the non-cancelable term of the related leases. The Company records certain expenses on a gross basis as the Company pays for such expenses directly and is subsequently reimbursed by the tenant. These tenant reimbursements are recorded in rental revenue when incurred. The ODIT OP Data Centers begin to recognize revenue upon the acquisition of the related property or upon lease commencement.

Expense Recognition

Certain tenants lease the ODIT OP Data Centers on a long-term triple-net basis, which provides that the tenants are responsible for the payment of most, if not all, property operating expenses during the lease term, including, but not limited to, property taxes, utilities, repairs and maintenance, insurance, and capital expenditures. Other leases may be structured on a modified gross or similar basis, under which the Company retains responsibility for certain operating costs. The Company pays for these expenses directly for the majority of sites and is subsequently reimbursed by the tenants; in limited circumstances involving certain single-tenant sites, tenants remit utility expenses directly to the service providers. Management records such expenses when incurred on a gross basis. Operating expenses represent the direct expenses of operating the ODIT OP Data Centers that are expected to continue in the ongoing operations of the ODIT OP Data Centers.
General and administrative expenses are recognized when incurred and include recurring administrative costs incurred by the Company that are directly attributable to the ODIT OP Data Centers and are expected to continue in future periods.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles requires management to make estimates, judgments, and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods presented. The estimates, judgments, and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ under different estimates, judgments, or assumptions.

4.     Minimum Future Rental Revenue

The future minimum base rental income to be received under non-cancelable tenant operating leases as of December 31, 2024 and each of the next five years thereafter, is summarized as follows (in thousands):

Minimum Future Rental Revenue
2025	$184,245
2026	176,821
2027	151,259
2028	142,667
2029	136,893
Thereafter	373,524
$1,165,409

5.     Tenant Concentrations

For the year ended December 31, 2024, and the nine months ended September 30, 2025, two tenants represented 60% and 59% (unaudited), respectively, of the ODIT OP Data Centers’ rental revenues.

6.     Risks, Commitments and Contingencies

Concentration of Credit Risk – The ODIT OP Data Centers are subject to risks incident to the ownership and sale of real estate property. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of real estate properties to acquire, changes in tax laws, availability of financing, and potential liability under environmental and other laws.

In addition, the ODIT OP Data Centers have financial instruments that subject the Company to credit risk, which consist primarily of accounts receivable and deferred rents receivable. Management performs ongoing credit evaluations of the tenants for potential credit losses.

Litigation – The ODIT OP Data Centers may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters – The Company is not aware of any material environmental liabilities relating to the ODIT OP Data Centers that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the ODIT OP Data Centers could result in future environmental liabilities.

7.     Subsequent Events

In preparing the Statements, the Company has evaluated events and transactions occurring through February 17, 2026, the date the Statements were available to be issued, and management did not identify any subsequent events requiring additional disclosure.

Blue Owl Digital Infrastructure Trust
Unaudited Combined Pro Forma Financial Information
Introduction
On December 1, 2025 (the “Closing Date”), Blue Owl Digital Infrastructure Trust (“ODIT” or the “Company”) completed its previously announced acquisition of 11 digital infrastructure real estate assets. On October 8, 2025, the Company entered into a transaction agreement (the “Transaction Agreement”) with Blue Owl Digital Infrastructure Fund I LP (“BODI I Main Fund”), a Delaware limited partnership, Blue Owl Digital Infrastructure Fund I-A LP (“BODI I-A”), a Delaware limited partnership, Blue Owl Digital Infrastructure Fund I-B LP, a Delaware limited partnership (“BODI I-B” and, together with BODI I Main Fund and BODI I-A, the “BODI I Funds”), Blue Owl Digital Infrastructure I GP LLC, a Delaware limited liability company, ICONIQ DC Splitter 1-A, L.P., a Delaware limited partnership (the “394 Pacific Holdco”), and IPI STACK Domestic REIT Holdings L.P., a Delaware limited partnership (“STACK USA Holdco”).

The Transaction Agreement relates to the acquisition of a portfolio of 11 digital infrastructure real estate assets, as further described in the Transaction Agreement (the “Subject Assets” or “ODIT OP Data Centers”), by the Company from the BODI I Funds (the “Transaction”). The ODIT OP Data Centers represent approximately 163,355 kilowatts of capacity across 11 data center properties that are purpose built, carrier neutral, multi-tenant and single-tenant. Prior to the Transaction, the BODI I Funds indirectly held the Subject Assets through STACK USA Holdco and 394 Pacific Holdco. Under the Terms of the Transaction Agreement, the BODI I Funds sold their indirect interests in each of STACK Infrastructure USA, LLC and 394 Pacific DC Portland Domestic REIT, LLC to the Company for a purchase price equal to $3.289 billion, subject to customary adjustments, including a reduction for existing indebtedness and other prorations, resulting in a net purchase price of approximately $1.524 billion (the “Purchase Price”).

At or prior to the closing of the Transaction, each of STACK USA Holdco and 394 Pacific Holdco has distributed in kind the Subject Assets attributable to certain limited partners of the BODI I Funds (the “Rolling Fund I LPs”), in accordance with such limited partners’ election, to the applicable BODI I Funds, and such BODI I Funds have further distributed in kind such Subject Assets attributable to the Rolling Fund I LPs to the applicable Rolling Fund I LPs. Further, each Rolling Fund I LP has contributed, directly or indirectly, its respective Contributed Assets (as defined in the Transaction Agreement) to the Company or Blue Owl Digital Infrastructure Operating Partnership LP (the “Operating Partnership” or “ODIT OP”), as applicable. The Company is the sole general partner of the Operating Partnership. The ratable value of the Contributed Assets attributable to the Rolling Fund I LPs was paid to the Rolling Fund I LPs in the form of shares of the Company or units of the Operating Partnership (as elected by each Rolling Fund I LP). The ratable portion of the Purchase Price not attributable to the Rolling Fund I LPs was paid by the Company in cash to the BODI I Funds.

The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited transaction accounting adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited transaction accounting adjustments are used to give effect to pro forma events that are transaction accounting adjustments which are necessary to account for the Transaction in accordance with accounting principles generally accepted in the United States (“GAAP”).

The unaudited pro forma combined balance sheet as of September 30, 2025 is presented as if the Transaction had been completed on September 30, 2025 and is accounted for as an asset acquisition. The Blue Owl Digital Infrastructure Trust Historical column represents the actual balance sheet as of September 30, 2025 presented in the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) filed on November 7, 2025 with the Securities and Exchange Commission (“SEC”). The ODIT OP Data Centers column presents the purchase price allocation of the ODIT OP Data Centers and other related proforma adjustments.

The unaudited pro forma combined statements of operations for the Company and the ODIT OP Data Centers for the nine months ended September 30, 2025 and the year ended December 31, 2024 give effect to the Company's acquisition of the ODIT OP Data Centers as if it had occurred on the first day of the earliest period presented (January 1, 2024). The Blue Owl Digital Infrastructure Trust Historical column for the nine months ended September 30, 2025 and year ended December 31, 2024 was derived from the Company’s underlying books and records. As of September 30, 2025, the Company had not commenced operations and had neither purchased nor contracted to purchase any investments. Accordingly, there were no revenue or expenses. Formal operations commenced with the acquisition of the ODIT OP Data Centers on December 1, 2025.

The information included in the ODIT OP Data Centers column in the unaudited pro forma combined statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024 sets forth the ODIT OP Data Centers’ historical statement of revenues and certain operating expenses for the nine months ended September 30, 2025 and the year ended December 31, 2024, as derived from the accompanying Statement of Revenues and Certain Operating Expenses prepared in accordance with Rule 3-14 of Regulation S-X of the SEC. The transaction accounting adjustments column present the purchase price allocation of the ODIT OP Data Centers and other related proforma adjustments.

The ODIT OP Data Centers’ statement of revenues and certain operating expenses has been prepared for the purpose of complying with the provisions of SEC Rule 3-14 of Regulation S-X under the 1933 Act. The statements exclude certain expenses such as interest, depreciation and amortization, non-recurring professional fees, corporate expenses, management fees, and other revenues and expenses not directly related or comparable to, or expected to be incurred in, the future operations of the Subject Assets.

The unaudited pro forma combined financial information should be read in conjunction with:

•The accompanying notes to the unaudited pro forma combined financial information;
•The separate financial statements of ODIT as of September 30, 2025 and the related notes, included in ODIT’s Form 10-Q for the period ended September 30, 2025;
•The historical audited combined statement of revenues and certain operating expenses of the ODIT OP Data Centers for the year ended December 31, 2024, as filed with the SEC on February 17, 2026; and
•The historical audited combined statement of revenues and certain operating expenses of the ODIT OP Data Centers for the nine months ended September 30, 2025, as filed with the SEC on February 17, 2026.

The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ from the assumptions used to present the accompanying unaudited pro forma combined balance sheet and statement of operations.

The unaudited pro forma combined financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Transaction had been completed on the dates set forth above, nor is it indicative of the future results or financial position of the Company.

The unaudited pro forma combined financial information does not reflect any anticipated synergies or dissynergies, operating efficiencies or cost savings that may result from the Transaction or any acquisition and integration costs that may be incurred. The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that ODIT believes are reasonable under the circumstances. ODIT is not aware of any material transactions between ODIT and the ODIT OP Data Centers during the periods presented. Accordingly, adjustments to eliminate transactions between ODIT and the ODIT OP Data Centers have not been reflected in the unaudited pro forma combined financial information.

Blue Owl Digital Infrastructure Trust
Unaudited Pro Forma Combined Balance Sheet
As of September 30, 2025
(Dollars in thousands)

	Note 1(a)	ODIT OP Data Centers	Note 1	Pro Forma Combined
Assets
Investments in real estate, net	$—	$3,270,688	1(b)	$3,270,688
Intangible assets, net	—	522,019	1(b)	522,019
Cash and cash equivalents	1	193,323	1(b)	193,324
Restricted cash	—	9,241	1(b)	9,241
Other assets	—	31,858	1(b)	31,858
Total assets	$1	$4,027,129		$4,027,130

Liabilities and Equity
Secured mortgage loans and notes, net	$—	$1,798,417	1(b)	$1,798,417
Accounts payable and accrued expenses	—	37,460	1(b)	37,460
Intangible liabilities, net	—	516,534	1(b)	516,534
Due to affiliates	—	15,005	1(b), 1(d)	15,005
Other liabilities	—	17,261	1(b)	17,261
Total liabilities	—	2,384,677		2,384,677

Redeemable common stock	1	—		1

Equity
Common stock — Class S shares	—	568	1(e)	568
Common stock — Class D shares	—	22	1(e)	22
Common stock — Class I shares	—	327	1(e)	327
Common stock — Class E shares	—	700	1(e)	700
Additional paid-in capital	—	1,609,004	1(d), 1(e)	1,609,004
Distributions in excess of accumulated earnings	—	(654)	1(d)	(654)
Total Stockholders' Equity	—	1,609,967		1,609,967
Non-controlling interests	—	32,485	1(e)	32,485
Total equity	—	1,642,452		1,642,452
Total liabilities and equity	$1	$4,027,129		$4,027,130

See the accompanying notes to the Unaudited Pro Forma Combined Financial Information.

Blue Owl Digital Infrastructure Trust
Unaudited Pro Forma Combined Statement of Operations
For the Nine Months Ended September 30, 2025
(Dollars in thousands, except per share data)

	Blue Owl Digital Infrastructure Trust Historical	ODIT OP Data Centers	Transaction Accounting Adjustments		Pro Forma Combined
	Note 2(a)	Note 2(b)		Note 2
Revenues
Rental revenue	$—	$245,434	$12,052	2(c)	$257,486
Total revenues	—	245,434	12,052		257,486

Expenses
Rental property operating	—	121,678	—		121,678
General and administrative	—	1,919	—		1,919
Management fee	—	—	8,900	2(e)	8,900
Performance participation allocation	—	—	—	2(f)	—
Depreciation and amortization	—	—	127,688	2(g)	127,688
Total expenses	—	123,597	136,588		260,185

Other income (expense), net
Interest expense, net	—	—	(60,035)	2(h)	(60,035)
Total other expense, net	—	—	(60,035)		(60,035)
Net loss	—	121,837	(184,571)		(62,734)
Net loss attributable to non-controlling interests	—	—	1,241	2(i)	1,241
Net loss attributable to ODIT shareholders	$—	$121,837	$(183,330)		$(61,493)
Net loss per Class S, Class D, Class I common share – basic				2(j)	$(0.42)
Net loss per Class E share – basic				2(j)	$(0.33)
Net loss per Class S, Class D, Class I common share – diluted				2(j)	$(0.42)
Net loss per Class E share – diluted				2(j)	$(0.33)
Weighted-average Class S, Class D, Class I common shares outstanding, basic				2(j)	91,697,286
Weighted-average Class E shares outstanding, basic				2(j)	70,000,100
Weighted-average Class S, Class D, Class I common shares outstanding, diluted				2(j)	94,358,246
Weighted-average Class E shares outstanding, diluted				2(j)	70,588,142

See the accompanying notes to the Unaudited Pro Forma Combined Financial Information.

Blue Owl Digital Infrastructure Trust
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2024
(Dollars in thousands, except per share data)

	Blue Owl Digital Infrastructure Trust Historical	ODIT OP Data Centers	Transaction Accounting Adjustments		Pro Forma Combined
	Note 2(a)	Note 2(b)		Note 2
Revenues
Rental revenue	$—	$324,797	$15,363	2(c)	$340,160
Total revenues	—	324,797	15,363		340,160

Expenses
Rental property operating	—	158,327	—		158,327
General and administrative	—	402	654	2(d)	1,056
Management fee	—	—	12,071	2(e)	12,071
Performance participation allocation	—	—	—	2(f)	—
Depreciation and amortization	—	—	208,177	2(g)	208,177
Total expenses	—	158,729	220,902		379,631

Other income (expense), net
Interest expense, net	—	—	(84,837)	2(h)	(84,837)
Total other expense, net	—	—	(84,837)		(84,837)
Net loss	—	166,068	(290,376)		(124,308)
Net loss attributable to non-controlling interests	—	—	2,459	2(i)	2,459
Net loss attributable to ODIT shareholders	$—	$166,068	$(287,917)		$(121,849)
Net loss per Class S, Class D, Class I common share – basic				2(j)	$(0.81)
Net loss per Class E share – basic				2(j)	$(0.68)
Net loss per Class S, Class D, Class I common share – diluted				2(j)	$(0.81)
Net loss per Class E share – diluted				2(j)	$(0.68)
Weighted-average Class S, Class D, Class I common shares outstanding, basic				2(j)	91,697,286
Weighted-average Class E shares outstanding, basic				2(j)	70,000,100
Weighted-average Class S, Class D, Class I common shares outstanding, diluted				2(j)	94,358,246
Weighted-average Class E shares outstanding, diluted				2(j)	70,588,142

See the accompanying notes to the Unaudited Pro Forma Combined Financial Information.

Blue Owl Digital Infrastructure Trust
Notes to Unaudited Pro Forma Combined Financial Information
(Dollars in thousands, except per share data)

Note 1 - Adjustments to the Unaudited Pro Forma Combined Balance Sheet

The adjustments to the unaudited pro forma combined balance sheet as of September 30, 2025 are as follows:

(a) The historical column of the unaudited pro forma combined balance sheet as of September 30, 2025 was derived from the Company’s unaudited condensed consolidated balance sheet as of September 30, 2025 included in the Company’s Form 10-Q filed with the SEC on November 7, 2025.

(b) Represents the purchase price of the Transaction as if the transaction had been completed on September 30, 2025. The Company accounted for the Transaction as an asset acquisition in accordance with Accounting Standards Codification Topic 805, Business Combinations. The Company allocated the purchase price, including transaction costs, to the individual assets acquired and liabilities assumed on a preliminary relative fair value basis.

The following table provides additional information regarding the total consideration for the Transaction:

September 30, 2025
Cash paid to prior owners	$1,470,126
Value of the Company shares issued	9,224
Value of Operating Partnership units issued	32,485
Transaction costs (1)	11,957
Total consideration	$1,523,792

(1)    Represents total transaction costs incurred in connection with the Transaction, of which $574 were advanced by the Adviser and are included within due to affiliates, representing additional organization and offering expenses, and $11,383 remain accrued and unpaid within accounts payable and accrued expenses as of the Closing Date.

The following table represents the estimated relative fair value of the assets acquired and liabilities assumed related to the Transaction:

September 30, 2025
Buildings, infrastructure, and improvements	$2,864,322
Land and land improvements	289,892
Tenant improvements	43,744
Furniture, fixtures and equipment	2,612
Construction in progress	70,118
In-place lease intangibles	335,375
Other lease intangibles	128,172
Above-market lease intangibles	58,472
Below-market lease intangibles	(516,533)
Total purchase price	3,276,174
Assumed debt	(1,798,417)
Working capital accounts, net (1)	46,035
Net proceeds	$1,523,792

(1)    Amount represents the net amount, inclusive of $55,695 of cash and cash equivalents, $9,241 of restricted cash, and $31,858 of other assets, $26,007 of accounts payable and accrued expenses, $7,421 of due to affiliates and $17,261 of other liabilities.

(c) Reflects the adjustment to cash and cash equivalents:

September 30, 2025
Cash paid to prior owners	$(1,470,126)
Acquired cash and cash equivalents	55,695
Cash received in connection with the initial closing of the private offering	1,607,754
Total consideration	$193,323

(d) Reflects the expected organization and offering expenses payable by ODIT, which includes approximately $654 of organizational expenses and $6,356 of offering expenses incurred through September 30, 2025. These expenses are not recorded in the historical balance sheet until the liability is deemed probable, specifically, when the Company commences operations with the initial closing of the private offering. Formal operations commenced with close of the Transaction on December 1, 2025. Accordingly, upon completion of the Transaction, organizational expenses will be expensed as incurred, and offering expenses will be charged to shareholders’ equity.

(e) Reflects the issuance of 160,775,472 shares of the Company in connection with the initial closing of the private offering, as well as the issuance of 922,354 shares of the Company and 3,248,461 units of the Operating Partnership to the Rolling Fund I LPs in exchange for its respective Contributed Asset (as defined in the Transaction Agreement).

Note 2 – Adjustments to the Unaudited Pro Forma Combined Statement of Operations

The adjustments to the unaudited pro forma combined statement of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024 are as follows:

(a) The historical columns of the unaudited pro forma combined statements of operations nine months ended September 30, 2025 and the year ended December 31, 2024 were derived from the Company’s underlying books and records. As of September 30, 2025, the Company had not commenced formal operations and there were no revenues or expenses. Formal operations commenced with the Transaction on December 1, 2025.

(b) Reflects the unaudited revenues and certain expenses from real estate operations of the ODIT OP Data Centers for the nine months ended September 30, 2025 and the year ended December 31, 2024, respectively.

(c) Revenues under operating leases that are deemed probable of collection are recognized as revenue on a straight-line basis over the non-cancelable term of the related leases. Additionally, the Company records acquired above-market and below-market leases at their fair value and recognizes the related amortization over the weighted average remaining term of the related leases as an adjustment to rental revenue. As such, an adjustment is made to reflect rental revenue as if the Company had acquired the ODIT OP Data Centers as of January 1, 2024.

(d) Reflects the pro forma adjustment for expected organizational expenses incurred by ODIT through September 30, 2025. These organizational expenses are not recorded in the historical income statement until the Company commences operations with the initial closing of the private offering. Formal operations commenced with close of the Transaction on December 1, 2025. Accordingly, upon completion of the Transaction, organizational expenses were expensed as incurred.

(e) Represents management fees associated with the acquisition of the ODIT OP Data Centers as if the Transaction had occurred on January 1, 2024. Management fees are calculated at 1.25% of the ODIT OP Data Centers’ NAV as of the transaction date for Class S shares, Class D shares, and Class I shares per annum payable monthly for services rendered related to ongoing operations of ODIT. The management fee has been applied to the periods presented using the transaction-date NAV.

(f) Represents the pro forma adjustment for performance participation allocation. In connection with the Transaction, certain affiliates of Blue Owl Digital Infrastructure Trust Advisors LLC (the “Special Limited Partners”) will receive a performance participation allocation from the Operating Partnership. The Special Limited Partners are entitled to an allocation from the Operating Partnership equal to 12.5% of the total return on the Class S units, Class D units, and Class I units, after the other unit holders have received a total return of 5% (after recouping any loss carryforward amount). For the nine months ended September 30, 2025 and the year ended December 31, 2024, the estimated total return on the applicable units was less than 5%. Accordingly, no expense was recognized for the pro forma adjustment for the performance participation allocation.

(g) Represents the pro forma adjustment for depreciation and amortization expense based on the Company’s basis in the assets and liabilities that would have been recorded assuming the ODIT OP Data Centers had been acquired on January 1, 2024. Depreciation and amortization are calculated in accordance with the Company’s policies and reflect management’s estimates of useful lives for buildings, infrastructure, improvements, and identifiable intangible assets. Investments in real estate are depreciated over their estimated remaining useful lives beginning on the assumed acquisition date, and lease-related intangibles are amortized over the remaining lease terms.

(h) Represents the pro forma adjustment to record estimated interest expense on debt assumed in the acquisition of ODIT OP Data Centers, as if such debt had been outstanding since January 1, 2024, as follows:

			Interest Expense
	Weighted Average Interest Rate	Principal Balance Outstanding	For the nine months ended September 30, 2025	For the year ended December 31, 2024
Mortgage loans
Secured fixed rate ABS loans (1)	4.82%	$1,775,000	$58,515	$80,523

Variable funding notes
Secured variance funding notes (2)	5.80%	28,186	1,227	1,636
Total indebtedness		$1,803,186	$59,742	$82,159
Debt discount		(4,769)	293	2,678
Total interest expense adjustments related to the assumption of debt		$1,798,417	$60,035	$84,837

(1)The secured ABS mortgage loans have fixed interest rates ranging from 1.88% to 5.90%.
(2)The secured variable funding notes bears interest based on the term SOFR plus a 10 basis point adjustment, plus a margin of 175 basis points. The term SOFR refers to the relevant floating benchmark rates, one-month SOFR.

(i) Represents the pro forma adjustment for the allocation of income (loss) attributable to the ODIT OP Data Centers based on the ownership structure that would have existed had the Transaction occurred on January 1, 2024. The adjustment reflects the portion of net income (loss) for the nine months ended September 30, 2025 and the year ended December 31, 2024 that would not have been attributable to ODIT.

(j) The Company's earnings per share ("EPS") amounts have been computed based on the two-class method. Class S, Class D, and Class I shares are allocated net income (loss) at the same rate per share and receive the same gross distribution per share. The Company does not pay a management fee or performance participation allocation expense with respect to the Class E shares or Class E units of the ODIT OP and as a result, it is a class-specific expense. Because Class E shares are excluded from the calculation of the management fee and performance participation allocation expense, the Company is required to apply the two-class method in calculating earnings per share.

Basic net income/(loss) per Class S, Class D, and Class I share and Class E share was computed using the two-class method by dividing net income/(loss) attributable to Class S, Class D, and Class I shareholders and Class E shareholders, respectively, by the weighted average number of Class S, Class D, and Class I shares and Class E shares outstanding during the period. Diluted net income (loss) per Class S, Class D, and Class I share and Class E share was computed using the two-class method by dividing net income (loss) attributable to Class S, Class D, and Class I shareholders and Class E shareholders, respectively, by the weighted average number of Class S, Class D, and Class I shares and Class E shares outstanding during the period.

The pro forma basic and diluted weighted average shares outstanding are as follows:

	For the Nine Months Ended September 30, 2025
	Total	Class S, Class D, and Class I Shares	Class E Shares
Pro Forma net loss	$(62,734)	$(39,696)	$(23,038)
Pro Forma net loss attributable to non-controlling interests	1,241	1,059	182
Pro Forma loss attributable to ODIT	$(61,493)	$(38,637)	$(22,856)

Pro Forma loss attributable to dilutive OP units	(1,241)	(1,059)	(182)
Pro Forma loss attributable to ODIT - dilutive	$(62,734)	$(39,696)	$(23,038)

Pro Forma weighted average number of shares outstanding - dilutive	161,697,926	91,697,826	70,000,100
Pro Forma effect of dilutive OP units	3,248,462	2,660,420	588,042
Pro Forma weighted average number of shares outstanding - dilutive	164,946,388	94,358,246	70,588,142

Pro Forma net loss per share - basis	$(0.38)	$(0.42)	$(0.33)
Pro Forma net loss per share - diluted	$(0.38)	$(0.42)	$(0.33)

	For the Year Ended December 31, 2024
	Total	Class S, Class D, and Class I Shares	Class E Shares
Pro Forma net loss	$(124,308)	$(76,276)	$(48,032)
Pro Forma net loss attributable to non-controlling interests	2,459	2,073	386
Pro Forma loss attributable to ODIT	$(121,849)	$(74,203)	$(47,646)

Pro Forma loss attributable to dilutive OP units	(2,459)	(2,073)	(386)
Pro Forma loss attributable to ODIT - dilutive	$(124,308)	$(76,276)	$(48,032)

Pro Forma weighted average number of shares outstanding - dilutive	161,697,926	91,697,826	70,000,100
Pro Forma effect of dilutive OP units	3,248,462	2,660,420	588,042
Pro Forma weighted average number of shares outstanding - dilutive	164,946,388	94,358,246	70,588,142

Pro Forma net loss per share - basis	$(0.75)	$(0.81)	$(0.68)
Pro Forma net loss per share - diluted	$(0.75)	$(0.81)	$(0.68)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Digital Infrastructure Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: February 17, 2026